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                                                                    EXHIBIT 4.1

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

            CLASS A COMMON STOCK                                                     CLASS A COMMON STOCK

         ------------------                                                                         -----------------
[SEAL]       NUMBER                                                                                          SHARES     [SEAL]
          ORBZ
         ------------------                                                                         -----------------

                                                          ORBITZ

                                                       ORBITZ, INC.

                                  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE           CUSIP
     THIS CERTIFIES THAT                                                                         SEE REVERSE FOR CERTAIN DEFINITIONS


     IS THE RECORD HOLDER OF

                FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK,      PAR VALUE, OF
                                                       ORBITZ, INC.

     transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

                    SIGNATURE TO COME                                                           SIGNATURE TO COME
                                                            [SEAL]

                       SECRETARY                                                                    PRESIDENT


COUNTERSIGNED AND REGISTERED:

                   TRANSFER AGENT AND REGISTRAR

BY

                            AUTHORIZED SIGNATURE

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                               ORBITZ, INC.

       The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM    -- as tenants in common                UNIF GIFT MIN ACT --         ___________Custodian ____________
TEN ENT    -- as tenants by the entireties                                     (Cust)                    (Minor)
JT TEN     -- as joint tenants with right of                                   under Uniform Gifts to Minors
              survivorship and not as tenants                                  Act _____________________________
              in common                                                                      (State)


                                                  UNIF TRF MIN ACT --         _____Custodian (until age ________)
                                                                               (Cust)
                                                                               __________under Uniform Transfers
                                                                                (Minor)
                                                                               to Minors Act ___________________
                                                                                                  (State)

           Additional abbreviations may also be used though not in the above list.

                    FOR VALUE RECEIVED__________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  _______________________________________


  _______________________________________


______________________________________________________________________________________________________________________
               (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________ SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _________

_____________________________________________________________________________________________________________ ATTORNEY

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED _________________________________________


                                                               X _______________________________________

Signature(s) Guaranteed                                        X _______________________________________

                                                      NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                                              CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                                              THE FACE OF THE CERTIFICATE IN EVERY
                                                              PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                                                              OR ANY CHANGE WHATEVER.

By ____________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-15.
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